INVESTOR PRESENTATION
SEPTEMBER | 2018

Ocean Power Technologies, Inc.

Investor Presentation

September 2018


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Forward Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys®; increasing the power output of PowerBuoys; hiring new key employees; expected costs of PowerBuoy product; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

About Ocean Power Technologies

Ocean Power Technologies

- NASDAQ: OPTT
- Patented proprietary technology with a total of 64 patents
- More than 40 employees with an engineering team of approximately 20 members including masters and PhD levels
- Market Cap: ~$15M
- TTM Revenue: $347K
- Cash & Equivalents: $8.4M
- Headquarters: Monroe, New Jersey


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TTM and Cash as of July 31, 2018; market capitalization as of August 2018

Investment Thesis

- Innovative commercial product
- Strong intellectual property portfolio
- Total addressable market: $8.5B
- Attractive end markets: oil & gas, defense & security, science & research, and communications
- Experienced and disciplined management


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The Future of Ocean Power

Present Day

- 10,000+ offshore O&G sites requiring manual interface to monitor/capture data
- Ocean observing requires manual interface to communicate
- Limited automated Defense & Security capabilities
- Communications limited to expensive satellite
- Massive expense to operate on 70% of the planet

Medium Term

- 10-20% of all operations self-powered and automated
- More reliable, speedy and consistent data collection and monitoring
- Significant savings to operators and governments

Longer Term

- Automated, self-powered mechanisms will be the new normal
- Operators will find it impossible to compete without renewable power source in water on site
- New applications discovered and enabled by power sources

Recent Highlights

Business Development

- Shipped PB3 PowerBuoy™ to Eni S.p.A. for deployment in Adriatic Sea
- Signed agreement in August 2018 with Enel Green Power (EGP) for study on possible deployment of PowerBuoy™ along the coast of Chile
- Signed contract in June 2018 with Premier Oil to lease a PowerBuoy™ for deployment in the Huntington Field, one of Premier Oil's offshore fields in the Central North Sea
- Exhibited at Offshore North Sea 2018 Conference in Stavanger, Norway

Operations

- Added key senior leadership with extensive experience in offshore oil and gas subsea systems, security, defense, engineering and business development
- Received patent to optimize energy harvesting in low to moderate sea states
- Continued to cultivate commercialization opportunities for PB3 PowerBuoy™ for use in remote offshore power and real-time data communications applications

Financial

- Entered common stock purchase agreement with Aspire Capital, enhancing financial flexibility

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Customer Projects



Eni

- Shipped, currently transit overland
- Deploy October*

Premier

- Ship December*
- Deploy January*

Enel Green Power

- Report close September
- Chile Site Visit September
- Buoy deploy February 2019*

** Estimated Dates*

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Our Technology

Our Technology

- Considerable life-cycle cost savings compared to incumbent solutions
- Generates up to 3 kilowatts of peak power
- Site-dependent average daily generated power up to 2 kilowatts
- 300 watts of continuous power deliverable during days or weeks with no wave activity
- Real-time data communication
- Can provide power for multiple applications at the same site





How Our Technology Works

- Unique, unprecedented, patent-protected approach to power generation
- Floating system, anchored to sea floor down to 3,000 meters
- Float moves vertically, independent of the spar, in response to wave motion
- Heave plate and spar remain motionless in the water
- Float motion drives electrical generator
- Electricity is used for nearby applications or is stored on board


10 Ft.
above
waterline
Float
30 Ft.
below
waterline
Spar
Heave Plate

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Strategic Position

Capitalizing on an $8.5B Addressable Market


Communications
Wi-Fi and cellular
$0.5B market
Science & Research
Data collection and communication
$2.0B market
Oil & Gas
10,000+ offshore oil & gas sites
$2.5B market
Defense & Security
Early detection, maritime security
$3.5B market

OPT Targeting 10-20% of Each Market over Medium Term = $1.1B

End Markets: Oil & Gas

- Key drivers
  - Operations trending toward deeper waters
  - Industry investing in new technologies
  - 10,000+ sites currently require power
  - PowerBuoy creates significant cost-saving opportunities
- Applications
  - Charging stations for subsea drones (AUVs)
  - Equipment monitoring and control
  - Communications
  - Improved site safety and security
  - Subsea battery charging
  - Seismic mapping
  - Reservoir management



TAM source: U.S. Bureau of Safety and Environmental Enforcement

Decommissioning by Region (2018 – 2025)


North America
500
Shell
EGC
ARENA
Chevron
Exxon
Anadarko
South America
79
BR PETROBRAS
Europe
180
Shell
eni
Chevron
PremierOil
ConocoPhillips
TOTAL
Africa
100
Chevron
bp
Shell
TOTAL
Exxon
eni
Middle East
100
ENOC
ADNOC
Qatar Petroleum
Saudi Aramco
Asia
380
SINOPEC
CNPC
Chevron
PETROVIETNAM
PETRONAS
Australasia
10
arrow energy
AWE
Apache
Exxon
Production facilities and fields slated for decommissioning

Footnote:

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissio ning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html

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End Markets: Defense & Security

- Key drivers
  - Detection and early warning systems require consistent power and real-time communications
  - Remote sensing stations for maritime security
- Applications include
  - Monitoring and surveillance
  - Networks and communications
  - Charging stations for subsea drones (AUVs)
  - Remote radar and sonar stations
  - Electro-optical and infrared sensors


• Renewable Power
• High Bandwidth Comms
• 20 Kw-Hr Power Storage
• Intrusion Detection/Alert
• MetOcean Sensing
Tethered ROV
Power/Data Umbilical
UUV Dock (Power/Data)

TAM source: Global Border and Maritime Security Market Executive Summary, Frost & Sullivan, February 2014

End Markets: Defense & Security (continued)



Leverage DoD/Gov Contract Mechanisms

- Marine Corps
- Navy
- Office of Naval Research (ONR)
- Army
- Airforce
- Coast Guard
- Department of Energy (DOE)
- National Oceanic and Atmospheric Administration (NOAA)

Defense Contractors

Rapid Funding Organizations

- Defense Innovation Unit Experimental (DIUX)
- Forward Deployed Energy & Comms Outpost (FDECO)

End Markets: Communications

- Key drivers
  - Maritime communications limited to costly satellite technology
  - Military and civilian remote Wi-Fi and cellular communications
- Applications include
  - Range extension for marine and coastal waterways and airways
  - Voice and data relay stations


123RF

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TAM source: Frost & Sullivan Oil & Gas Satellite Communications market report 2015

End Markets: Science & Research

- Key drivers
  - Data collection, processing and real-time communications needed
  - PowerBuoy potentially transforms ocean environment intelligence
  - Life cycle cost, power and persistence are key variables
- Applications include
  - Weather forecasting
  - Climate change
  - Ocean seismometry
  - Ocean currents
  - Environmental and biological monitoring


NORTH PACIFIC OCEAN
NORTH ATLANTIC OCEAN
AUSTRALIA
3000km
2000mi
Esri, GEBCO, IHO-IOC GEBCO, NGS | Esri, GEBCO, D...
esri

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Our Financials

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Financial Profile

Selected Financial Information	
Balance Sheet (unaudited)	**7/31/18**
Cash, equivalents, restricted cash	$8,362
Total current assets	8,923
Property & equipment, net	706
Total current liabilities	2,559
Other financial information	
Monthly cash burn (fiscal 2018)	900

Capital Structure	
Total shares outstanding (1)	18,368,286
% owned by directors & officers	~1%
Warrants outstanding	324,452
Options outstanding	359,954

Dollars in thousands, except per share data; capital structure as of 7/31/18 unless otherwise noted
(1) Excludes warrants and options outstanding
(2) Approximate shareholder accounts as of 7/31/18

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Our Strategy

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Product & Technology Roadmap

- Focused on rapid product maturation and cost competitiveness
- Aggressive testing via component and system level accelerated life testing: maximized off the shelf component use and minimized customization
- PB3-Gen 2 full commercial status achieved


PB3-Gen1
Over 3kW peak payload power available using new PTO
2015
PB3-Gen2
Updated PTO with new modular high efficiency energy storage system
2016-2017
PB3-Gen3
Gen 2 PTO and energy storage system with advanced, lighter hull design for improved power generation
2018
Anticipated Release
PB15-Gen1
A3 with up to 20X higher average power output, with relatively small increase in size and weight
2019
PBX
Next-gen power levels; advanced hydro-dynamics, energy storage, and controls
2020+

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Implementation Strategy: Proven & Underway

Proven Technology and Validation

2015
- Initial product concept
- Initial full-scale design
- Prototype 1: function

2016
- Prototype 2: form, fit, function
- Design update & release

2017
- Unit validation in factory & ocean
- LRIP
- Commercial release, high-volume production

2018-19E
- Expand marketing, business development footprint across multiple geographies
- Secure multiple customer demonstration projects which lead to commercial revenues
- Secure strategic supply chain, manufacturing and field service partnerships
- Build additional PowerBuoys to address anticipated market demand

Now Ready for Higher Volume Production Based on Customer Demand

Experienced, Disciplined Management Team

Executive	Title	Selected Experience
George H. Kirby	Chief Executive Officer	GE, amsc, SAIC, AECOM
Matthew T. Shafer	Chief Financial Officer	Arthur Andersen, tyco, Catalent, Valeant
Christopher Phebus	V.P. of Engineering	GE Energy GE O&G GE Aviation Pratt & Whitney, A United Technologies Company
Matthew May	V.P. of Global Business Development	tampnet, NextOp, Department of the Navy

Management Supported by Engaged and Sophisticated Board of Directors
And an Energized, Talented Organization

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Investment Thesis

- Innovative commercial product
- Strong intellectual property portfolio
- Total addressable market: $8.5B
- Attractive end markets: oil & gas, defense & security, science & research, and communications
- Experienced and disciplined management


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Thank You

Matthew Shafer
Chief Financial Officer & Treasurer
mshafer@oceanpowertech.com
(609) 730-0400 ext. 224

Porter, LeVay & Rose
Michael Porter, President
ocean@plrinvest.com
(212) 564-4700

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Appendix

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Office of Naval Research Program Details

Department of the Navy SBIR/STTR Transition Program

DISTRIBUTION STATEMENT A. Approved for public release. Distribution is unlimited.
ONR Approval #43-3252-17

Topic # N121-096
Persistent Easy-to-Deploy Stationkeeping Sonar Powerbuoy
Ocean Power Technologies, Inc.

WHO

SYSCOM: ONR

Sponsoring Program: TBD

Transition Target: PEO IWS Undersea Systems

TPOC: Mr. Michael Vaccaro

Other transition opportunities: Navy, Department of Defense (DoD), Department of Homeland Security (DHS), and National Oceanic and Atmospheric Administration (NOAA) programs requiring autonomous, long-duration, sea-based surveillance, monitoring, surveying, communications, and/or met-ocean sensing.



Notes: Image depicts the persistent (i.e. long duration), easy-to-deploy (ETD) energy harvesting (EH) station-keeping (SK) sonar power buoy in transport and operational configurations. Image on right shows buoy supporting anti-submarine warfare (ASW) active sonar, but payload could be other type of sea-based system (e.g. radar, communications relay).

WHEN

Contract Number: N00014-16-C-3047 **Ending on:** December 15, 2017

Milestone	Risk Level	Measure of Success	Ending TRL	Date
Power generation and station keeping performance simulations.	Med	Simulations show wave-generated power sustains station keeping.	4	August 2017
Risk reduction testing of inertial wave-energy capture system components.	Med	Satisfactory power conversion efficiency and cycle life.	4	November 2017
Design of prototype version of persistent ETD EH SK buoy/vessel.	Med	Full set of drawings and bills of material for prototype buoy/vessel.	5	TBD
Build and ocean test of persistent ETD EH SK buoy/vessel.	Med	Successful one-month ocean deployment or prototype buoy with expected wave-generating and SK capabilities	6	TBD

WHAT

Operational Need and Improvement: The US Navy needs a deployable field of active sonar systems that can be used in all depths of water and achieve tactical anti-submarine control of an area for several weeks. The US Navy has identified the need for a persistent, easy to deploy, anchorless active sonar system that contains a float or small craft for suspension of the sonar arrays, a low-frequency source and receive array, and on-board processing and communications.

Specifications Required: US Navy requirements for the buoy/vessel are as follows: 1) buoy or small craft for suspension of a low-frequency sonar source and receive array, and on-board processing and communications systems, 2) two entire buoy systems fit in a 20' ISO shipping container, 3) anchorless SK in excess of two weeks, 4) workable ASW active sonar design, and 5) workable deployment/retrieval schemes.

Technology Developed: Technology consists of a compact, self-propelled, autonomous buoy, featuring an "inertia-based" wave EH system to provide long-duration operation (3-yr stretch goal) of an ASW sonar system. Buoy utilizes a combination of wave EH devices, diesel genset, and high-density batteries to power electric thrusters to effect buoy transit or station keeping. Technology provides reliable, persistent power for SK and payload, in a compact ETD design. Inertia-based wave EH device(s) could also be fitted to new or existing vessels, providing them with persistent, reliable power. Testing has verified the performance and reliability of critical components. Ocean demo of prototype buoy is anticipated early 2019.

Warfighter Value: Persistent ETD EH SK buoy can operate in many EH and energy usage modes to assure high mission capability and availability. EH SK buoy is more compact than wave-only, solar-only, or diesel-only powered approaches for long-term operation, significantly improving deployment/recovery logistics and maximizing number of buoys per deployment ship. SK buoy could be deployed hundreds of miles from operational area and transit autonomously, reducing logistical costs and hazard to personnel. It could also be deployed in advance and loiter covertly until needed. In shallow water, buoy could be moored so all wave energy could be used for high-power payloads.

HOW

Projected Business Model: The primary business model of Ocean Power Technologies, Inc. (OPT) is to supply the persistent, ETD, EH, SK buoy/vessel systems to integration prime contractors. Alternatively, OPT could supply the inertia-based wave energy conversion modules to integration prime contractor for installation in their systems.

Company Objectives: OPT anticipates the NAVY SBIR/STTR Transition Program (STP) Forum will facilitate connections with Government and industry decision makers that have needs for autonomous, long-duration, sea-based applications that require substantial electric power/energy and/or self-station keeping capability. Our short term objective is to secure a Phase 2.5 or Phase 3 contract for the further development of the autonomous, persistent, ETD, EH, SK buoy. The main objective would be to increase the technical readiness of the technology through design refinement and further ocean demonstration(s).

Potential Commercial Applications: Many commercial applications exist including meteorological-oceanographic sensing, seafloor surveying, offshore pipe-line monitoring, offshore oil & gas well-head powering, and sea-based communications networks/relays. The persistent ETD, EH, SK buoy also has a number of opportunities with DoD and DHS for transition in programs requiring persistent instrumentation, especially where a deep water mooring system is not feasible. Non-Navy programs that OPT has identified thus far are DARPA's Distributed Agile Submarine Hunting (DASH) Program and DHS's Coastal Surveillance System. In addition, USCG buoys need additional power in order to add Automatic Identification System (AIS) functionality to support modern electronic navigation. The USCG has expressed interest in testing OPT's wave energy devices on their buoys with the possibility of implementing AIS.

Contact: David Stewart, Principal Technologist
dstewart@oceanpowertech.com 609-730-0400 x220

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